UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On November 14, 2025, the Company completed a public offering of $400 million aggregate principal amount of its 4.800% Senior Notes due 2035 (the “Notes”). The offering of the Notes was made pursuant to the prospectus supplement dated October 30, 2025 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 31, 2025 (the “Prospectus Supplement”) and the prospectus dated July 29, 2025 that forms a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-289041) filed with the SEC on July 29, 2025.

The Notes were sold pursuant to an underwriting agreement, dated October 30, 2025, between the Company and BofA Securities, Inc., HSBC Securities (USA) Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule I thereto. The Notes were issued under the Indenture, dated as of September 15, 1995 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee, as amended and supplemented by the Seventh Supplemental Indenture, dated as of November 14, 2025 (the “Seventh Supplemental Indenture,” and the Base Indenture as heretofore supplemented and as supplemented by the Seventh Supplemental Indenture, the “New Notes Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee.

The net proceeds from the offering were approximately $392.0 million after deducting the underwriting discount and estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the offering of the Notes, together with cash on hand, to redeem in full all of the Company’s outstanding 3.350% Senior Notes due 2026 in an aggregate principal amount of $400 million, which have a stated maturity date of March 1, 2026 (the “2026 Notes”), and to pay any premium and accrued interest in respect thereof. On October 30, 2025, the Company delivered a Notice of Full Redemption to the holders of the 2026 Notes stating that the 2026 Notes will be redeemed on December 1, 2025.

The Notes will bear interest at a rate of 4.800% per annum from November 14, 2025. Interest on the Notes will be payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2026. The Notes will mature on November 15, 2035.

The Company may redeem all or part of the Notes at any time prior to maturity at the redemption prices set forth in the New Notes Indenture.

In the event of a change in control triggering event (as defined in the Seventh Supplemental Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the notes repurchased to, but excluding, the repurchase date.

The Notes will be the Company’s unsecured, unsubordinated obligations, ranking equally in right of payment with the Company’s other existing and future unsecured, unsubordinated indebtedness from time to time outstanding, and effectively subordinated in right of payment to all of the Company’s current and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will be exclusively obligations of the Company and will not be guaranteed by any of its subsidiaries. As a result, the Notes will be structurally subordinated to existing or future preferred stock, indebtedness, guarantees and other liabilities, including trade payables, of such subsidiaries.

The New Notes Indenture also contains customary covenant and event of default provisions.

Please refer to the Prospectus Supplement for additional information regarding the offering and the terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Seventh Supplemental Indenture and the form of the Notes, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of September 15, 1995, between Hubbell Incorporated and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee (incorporated by reference to Exhibit 4a to Hubbell Incorporated’s registration statement on Form S-4 (File Number 333-90754), filed with the SEC on June 18, 2002).

4.2	Seventh Supplemental Indenture, dated as of November 14, 2025, between Hubbell Incorporated and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 4.800% Senior Notes due 2035 (included in Exhibit 4.2).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated November 14, 2025.

5.2	Opinion of Robinson & Cole LLP, dated November 14, 2025.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated November 14, 2025 (included in Exhibit 5.1).

23.2	Consent of Robinson & Cole LLP, dated November 14, 2025 (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of September 15, 1995, between Hubbell Incorporated and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee (incorporated by reference to Exhibit 4a to Hubbell Incorporated’s registration statement on Form S-4 (File Number 333-90754), filed with the SEC on June 18, 2002).

4.2	Seventh Supplemental Indenture, dated as of November 14, 2025, between Hubbell Incorporated and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 4.800% Senior Notes due 2035 (included in Exhibit 4.2).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated November 14, 2025.

5.2	Opinion of Robinson & Cole LLP, dated November 14, 2025.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated November 14, 2025 (included in Exhibit 5.1).

23.2	Consent of Robinson & Cole LLP, dated November 14, 2025 (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

Date: November 14, 2025	By:	/s/ Katherine A. Lane
Name: Katherine A. Lane
Title: Senior Vice President, General Counsel and Secretary